UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2023

JOANN Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40204	46-1095540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Road

Hudson, Ohio 44236

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JOAN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2023 (the “Notice Date”), JOANN Inc. (the “Company”) received a written notice (the “Bid Price Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”), because the closing bid price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), was below $1.00 per share for 30 consecutive business days.

The Bid Price Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Bid Price Notice, or until April 16, 2024, to regain compliance with the Bid Price Requirement. During this period, the Common Stock will continue to trade on the Nasdaq Global Market. If at any time before April 16, 2024 the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with the Bid Price Requirement and the matter will be closed, unless Nasdaq exercises its discretion to extend the ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

In the event the Company does not regain compliance with the Bid Price Requirement by April 16, 2024, the Company may be eligible for an additional 180 calendar day period to regain compliance. To qualify, the Company would need to apply to transfer the listing of the Common Stock to The Nasdaq Capital Market and would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the Bid Price Requirement. The Company would also be required to provide written notice to Nasdaq of its intent to cure the deficiency during this second compliance period, including by effecting a reverse stock split, if necessary. If it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would provide notice to the Company that its Common Stock would be subject to delisting. At that time, the Company may appeal the Nasdaq staff’s delisting determination to a Nasdaq Hearing Panel. In such event, there can be no assurance that such an appeal would be successful.

As previously disclosed, on July 20, 2023, the Company received two written notices from Nasdaq that the Company is not in compliance with (i) the requirement to maintain a minimum market value of listed securities of at least $50 million as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “Market Value Standard”), and (ii) the requirement to maintain a minimum market value of publicly held listed securities of at least $15 million as set forth in Nasdaq Listing Rule 5450(b)(2)(C) (the “Publicly Held Market Value Standard”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C) and Nasdaq Listing Rule 5810(c)(3)(D), the Company was provided a period of 180 calendar days, or until January 16, 2024, to regain compliance with the Market Value Standard and the Publicly Held Market Value Standard, respectively.

The Company is considering available options to regain compliance with Nasdaq listing criteria. However, there can be no assurance that the Company will be able to regain compliance under the Bid Price Requirement, the Market Value Standard, or the Publicly Held Market Value Standard, or will otherwise be in compliance with other Nasdaq listing criteria.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “vision,” “should,” or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements include those we make regarding our ability to regain and maintain compliance with the continued listing requirements of the Nasdaq Global Market; our ability to transfer the listing of the Company’s Common Stock from the Nasdaq Global Market tier to the Nasdaq Capital Market tier of Nasdaq, if necessary; and our ability to become eligible for an additional 180 calendar day period to regain compliance with the Bid Price Requirement.

The preceding list is not intended to be an exhaustive list of all of the Company’s forward-looking statements. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included elsewhere in this Current Report on Form 8-K are not guarantees that the Company will regain and maintain compliance with Nasdaq listing criteria. Any forward-looking statement that the Company makes in this Current Report on Form 8-K speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOANN INC.

Dated: October 20, 2023	By:	/s/ Scott Sekella
	Name:	Scott Sekella
	Title:	Executive Vice President, Chief Financial Officer